UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2018 (April 26, 2018)
______________________________
KBR, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

601 Jefferson Street
Suite 3400
Houston, Texas  77002
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (713) 753-3011
______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE
This Amendment No. 1 to the Current Report on Form 8-K amends Item 9.01 of the Current Report on Form 8-K filed on April 26, 2018 (the "Original Form 8-K") solely to reflect certain reclassification adjustments that were determined subsequent to filing the Original Form 8-K. These reclassifications impacted only the condensed consolidated balance sheet as of March 31, 2018 and the statement of cash flows for the three months ended March 31, 2018. The reclassifications were made to certain line items in our condensed consolidated balance sheet resulting in a decrease to total assets of $42 million and a decrease to total liabilities and shareholders' equity of $42 million. There was no impact to total cash flows used in operating activities, cash flows provided by investing activities, cash flows provided by financing activities or the increase in cash and cash equivalents, but reclassifications were made to certain line items within "Changes in operating assets and liabilities" in our condensed consolidated statement of cash flows. No other changes were made to the Original Form 8-K. The reclassifications have been made on Exhibit 99.1 to this Amendment No. 1.

ITEM 2.02	Results of Operations and Financial Conditions.

The Exhibit 99.1 attached hereto is a replacement of the KBR, Inc. Consolidated Balance Sheets and KBR, Inc. Consolidated Statements of Cash Flows that were attached as part of Exhibit 99.1 furnished on the Original Form 8-K. The information contained in Item 9.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. KBR, Inc. undertakes no duty or obligation to publicly update or revise this information.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1
Replacement of the KBR, Inc. Consolidated Balance Sheets and KBR, Inc. Consolidated Statements of Cash Flows that were included in the KBR, Inc. press release dated April 26, 2018 titled, "KBR Announces First Quarter 2018 Financial Results" that was attached as part of Exhibit 99.1 furnished on the Original Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: April 27, 2018	By:	/s/ Adam M. Kramer
	Name:	Adam M. Kramer
	Title:	Vice President, Public Law and Corporate Secretary